UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported): May 5, 2005
                                                    -----------


                           ENNIS, INC.
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     (Exact name of registrant as specified in its charter)


       TEXAS                     1-5807         75-0256410
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 (State or other Jurisdiction  (Commission   (I. R. S. Employer
        of incorporation)      File Number)  Identification No.)



     2441 Presidential Pkwy, Midlothian, Texas        76065
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     (Address of principal executive offices)      (Zip Code)


                         (972) 775-9801
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    (Registrant's telephone number, including area code)


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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[]Written   communications  pursuant  to  Rule  425   under   the
  Securities Act (17 CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the  Exchange
  Act (17 CFR 240.14a-12)
[]Pre-commencement  communications  pursuant  to  Rule   14d-2(b)
  under the Exchange Act (17 CFR 240.14d-2(b))
[]Pre-commencement  communications  pursuant  to  Rule   13e-4(c)
  under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 5.04 Temporary Suspension of Trading Under Registrant's
          Employee Benefit Plans.
          ------------------------------------------------------

       On May 5, 2005, Ennis, Inc. (the "Company") sent a notice to its directors and executive officers informing them of a blackout period under the Ennis, Inc. 401K Plan. The Company provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notice is attached hereto as Exhibit 99 and is incorporated herein by reference.

      The blackout period under the Ennis, Inc. 401K Plan will be in effect beginning May 25, 2005 and is expected to end the week of June 19, 2005. During the week of June 19, 2005, directors and officers can determine whether the blackout period has ended free of charge by logging on to ING at www.ingretirementplans.com or by calling ING at 1-800-584-6001. For a period of two years following the end of the blackout period, the actual ending date of the blackout period will be available free of charge by calling ING at 1-800-584-6001.

Item 9.01 Financial Statements and Exhibits
           -----------------------------------------------------

                      Exhibit  99      Notice of Blackout  Period
                      to Directors and Executive Officers of Ennis, Inc. dated May 5, 2005.


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


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENNIS, INC.



Date:  May 5, 2005              /s/ Harve Cathey
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                                Harve Cathey
                                Vice President - Finance and
                                CFO, Secretary, Principal
                                Financial and Accounting Officer